                                                                   EXHIBIT 10.15

No. W-SLB-1                                   Warrant to Purchase 100,000 Shares


                       WARRANT TO PURCHASE COMMON STOCK OF
                      RENAISSANCE ENTERTAINMENT CORPORATION


     THIS CERTIFIES THAT for value received FAIRE PARTNERS, LLC is entitled, subject to the terms and conditions hereinafter set forth, to purchase from RENAISSANCE ENTERTAINMENT CORPORATION, a Colorado corporation (the "Company"), 100,000 fully paid and non-assessable shares of Common Stock of the Company (herein called the "Common Stock"), upon presentation and surrender of this Warrant with the Subscription Form duly executed, at any time during the term hereof, at the principal office of the Company or at such other office as shall have theretofore been designated by the Company by notice pursuant hereto and upon payment therefor of the Purchase Price, in lawful money of the United States of America, determined as set forth below. The term of this Warrant shall commence on the date hereof, and terminate, if not exercised prior thereto, at 5:00 p.m. Mountain Time, on November 11, 2003 (the "Expiration Date").

     This Warrant is issued pursuant to a certain Amendment of Lease Agreement dated December 17, 1999 and replaces a certain warrant dated November 12, 1997.

     This Warrant is subject to the following terms and conditions:

     1. The purchase rights represented by this Warrant are exercisable at any time after November 11, 1998 and prior to 5:00 p.m. Mountain Time on the Expiration Date, at the option of the registered holder hereof (the "Holder"), in whole or in part (but not as to a fractional share of Common Stock). In the case of the purchase of less than all the shares purchasable under this Warrant, the Company shall cancel this Warrant upon the surrender hereof and shall execute and deliver a new Warrant of like tenor for the balance of the shares purchasable hereunder.

     2. The purchase price for each share of Common Stock purchasable pursuant to the exercise of this Warrant shall be Thirty Cents ($0.30) per share (the "Initial Purchase Price") or the adjusted price, if applicable, determined as set forth in Section 9 hereof. The Initial Purchase Price, and from time to time the number of shares of Common Stock subject to purchase hereunder are subject to adjustment in certain circumstances provided for below. The purchase price, as defined above, is hereinafter referred to as the "Purchase Price".

          (a) In case the Company shall (i) pay a dividend in shares of its capital stock (other than an issuance of shares of capital stock to holders of Common Stock who have elected to receive a dividend in shares in lieu of cash), (ii) subdivide its outstanding shares of Common Stock, (iii) reduce, consolidate or combine its outstanding shares of Common Stock into a smaller number of shares, or (iv) issue by reclassification of its shares of Common Stock any shares of the Company, the number of shares of Common Stock issuable upon exercise of this Warrant shall be the number of shares of Common Stock of the Company which the Warrant Holder would have owned or would have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event. Such adjustment shall be made successively whenever any such effective date or record date shall occur. An adjustment made pursuant to this subsection (a) shall become effective retroactively, immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, reduction, consolidation, combination or reclassification.

          (b) If the Company shall at any time issue or sell or be deemed pursuant to the provisions of subsections 2(c) and (d) hereof to have issued or sold shares of its Common Stock for consideration per share less than the Initial Purchase Price then in effect with respect to such Common Stock, then the Initial Purchase Price shall be reduced by multiplying it by a fraction, the numerator of which equals the number of shares of Common Stock outstanding prior to the sale or issuance plus the number of shares of Common Stock which would have been issued in the transaction if the Initial Purchase Price had been applied, and the denominator of which equals the number of shares of Common Stock outstanding after the sale or issuance plus the number of shares of Common Stock actually issued in the transaction.

          (c) In case at any time after the date hereof the Company shall in any manner grant (whether directly or by assumption in a merger or otherwise) any rights to subscribe for or to purchase, or any options for the purchase of, Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such rights or options being herein called "Options" and such convertible or exchangeable stock or securities being herein called "Convertible Securities") at an option or conversion price per share of Common Stock (determined by dividing: (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such Options, plus the minimum aggregate amount of additional consideration payable upon the exercise of such Options, plus, in the case of such Options which relate to Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the issue or sale of such Convertible Securities and upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock of the Company, issuable upon the exercise of such Options and in the case of Convertible Securities, upon conversion thereof) less than the Initial Purchase Price then in effect with respect to such Common Stock, then the total maximum number of shares of Common Stock issuable upon the exercise and conversion of such Options and Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company as of the date of the issue or sale of the Options, for such price per share. No sale, issuance or transfer of shares of Common Stock shall be deemed to have been made upon the actual issuance of such Common Stock except as otherwise provided in subsection 2(e) hereof.

          (d) In case at any time after the date hereof the Company shall in any manner issue or sell (whether directly or by assumption in merger or otherwise) any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share of Common Stock issuable upon such conversion or exchange (determined by dividing: (i) the total amount received or receivable by the Company, as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Initial Purchase Price then in effect with respect to such Common Stock, then the total maximum number of shares of Common Stock issuable upon conversion of all such Convertible Securities shall be deemed to be outstanding and to have been issued and sold by the Company as of the date of the issue or sale of the Convertible Securities, for such price per share. No sale, issuance or transfer of shares of Common Stock shall be deemed to have been made upon the actual issuance of such Common Stock except as otherwise provided in subsection 2(e) hereof.

          (e) If the purchase price payable or number of shares of Common Stock subject to purchase as provided for in any Options referred to in subsection 2(c) hereof, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in subsections 2(c) or (d), or the rate at which any Convertible Securities referred to in subsections 2(c) or (d) are convertible into Common Stock shall change so as to reduce the deemed sale price of Common Stock previously calculated under subsections 2(c) and/or (d), then a sale of shares of Common Stock shall be deemed to have occurred for the purposes of subsections 2(c) and/or (d), as applicable, with appropriate adjustments to be made to the number of shares of Common Stock deemed to have been sold to reflect the prior related deemed sale and such adjustments by the adjustment of the Initial Purchase Rate and Initial Purchase Price pursuant to subsections 2(c) or (d), as applicable.

          (f) In case of any consolidation of the Company with or merger of the Company with or into another corporation or in case of any sale, transfer or lease to another corporation of all or substantially all of the property of the Company, the Company or such successor or purchasing corporation, as the case may be, shall execute an agreement that the Holder of a Warrant shall have the right thereafter upon payment of the Initial Purchase Price in effect immediately prior to such action to purchase upon exercise of the Warrant the kind and amount of shares and other securities and property which the Holder would have owned or would have been entitled to receive after the happening of such consolidation, merger, sale, transfer or lease had the Warrant been exercised immediately prior to such action. The Company shall give prompt written notice of the execution of any such agreement to the Holder of each Warrant at the address of such Holder as shown on the records of the Company. Such agreement shall provide for subsequent adjustments, which shall be as nearly equivalent as may be practicable to the adjustments provided for in this section 2, after the happening of such consolidation, merger, sale, transfer or lease. The provisions of this subsection 2(f) shall similarly apply to successive consolidations, mergers, sales, transfers or leases.

          (g) The provisions of this section shall not apply to any currently outstanding securities of the Company or any management stock grants or sales, stock options or shares of Common Stock issued upon exercise of stock options issued to officers, directors, employees or consultants of the Company pursuant to a plan heretofore adopted and approved by the Board of Directors of the Company.

          (h) Upon the expiration of any Option or the termination of any right to convert or exchange any Convertible Securities without the issuance of shares of Common Stock, then with respect to any Warrants which then remain outstanding, the Initial Purchase Price shall be readjusted to the Initial Purchase Price which would have prevailed absent the adjustment made as a result of the issuance of such Options or Convertible Securities.

          (i) In case any Options shall be issued in connection with the issue or sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration.

          (j) In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the amount received therefor by the Company. In case any shares of Common Stock, Options or Convertible Securities shall be issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair market value of such consideration, as determined by the Board of Directors of the Company.

     3. In case at any time:

          (a) The Company shall declare any cash dividend on its Common Stock at a rate in excess of the rate of the last cash dividend theretofore paid;

          (b) The Company shall pay any dividend payable in stock upon its Common Stock or make any distribution (other than regular cash dividends) to the holders of its Common stock;

          (c) The Company shall offer for subscription pro rata to the holders of its Common Stock any additional shares of stock of any class or other rights;

          (d) There shall be any capital reorganization, or reclassification of the capital stock of the Company or consolidation or merger of the Company with, or sales of all or substantially all of its assets to, another corporation; or

          (e) There shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company; then, in any one or more of said cases, the Company shall give written notice, by first class mail, postage prepaid, addressed to the Holder at the address of such holder as shown on the books of the Company, of the date on which (1) the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights, or (2) such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding up shall take place, as the case may be. Such notice shall also specify the date as of which the holders of Common Stock of record shall participate in such dividend, distribution or subscription rights, or shall be entitled to exchange their Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding up, as the case may be. Such written notice shall be given at least 20 days prior to the action in question and not less than 20 days prior to the record date or the date on which the Company's transfer books are closed in respect thereto.

     4. If any event occurs as to which, in the sole opinion of the Board of Directors of the Company, the other provisions of this Warrant are not strictly applicable or if strictly applicable would not fairly protect the rights of the Holder in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make such adjustment in the application of such provisions as may be necessary, in the sole judgment of such Board, in accordance with such essential intent and principles, to protect such rights as aforesaid.

     5. Exercise of this Warrant shall be made by the surrender hereof by the Holder to the Company at its principal office together with (i) the attached Subscription Form designating the number of shares of Common Stock being purchased, (ii) a certified check or cash in payment for such shares and (iii) a letter of transmittal setting forth the computation of the amount of said payment. The Company shall thereafter promptly (in any event within seven (7) business days after such exercise) issue certificates for the number of shares of the Common Stock of the Company purchased at the Purchase Price in effect at the time of such exercise. The Holder shall be deemed to be the record owner of such shares of Common Stock as of the close of business on the date of such exercise. The Holder shall not be entitled to receive a fractional share, but in lieu thereof the Company shall pay in cash an amount equal to the market value of such fractional share if the Common Stock has a market value, or if not, the book value of such fractional share. The Company shall thereupon cancel this Warrant; and in the event that less than the entire number of shares purchasable are purchased, shall issue a new Warrant for the number not so purchased.

     6. The Company covenants and agrees that all shares which may be issued upon the exercise of this Warrant will, upon issuance, be duly and validly authorized and issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof; and without limiting the generality of the foregoing, the Company covenants and agrees that it will, from time to time, take all such action as may be requisite to assure that the par value or stated value per share of the Common Stock to be acquired upon the exercise of this Warrant is at all times equal to or less than the then effective Purchase Price per share of the Common Stock issuable pursuant to exercise of this Warrant. The Company further covenants and agrees that during the period within which this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of the issue upon exercise of this Warrant a sufficient number of shares of its Common Stock to provide for such exercise.

     7. (a) The Holder represents that he is acquiring this Warrant and, in the absence of an effective registration statement under the Securities Act of 1993 (the "1933 Act") for the shares of Common Stock issuable hereunder, such shares for the purpose of investment and not with a view to or for sale in connection with any distribution thereof. The Holder and the holder of any shares of Common Stock issued upon exercise hereof, by his acceptance hereof, agrees that he will notify the Company in writing before selling or otherwise disposing of this Warrant or any shares of Common Stock issued to him upon exercise hereof, describing briefly the nature of any such sale or other disposition, and no such sale or other disposition shall be made unless and until (i) the Company has received an opinion of counsel reasonably acceptable to it that no registration (or perfection of an exemption) under the 1933 Act is required with respect to such sale or disposition (which opinion may be conditioned upon the transferee's assuming the Holder's obligation under this section 7) or (ii) an appropriate registration statement with respect to such Warrant or such Common Stock, or both, has been filed with the Securities and Exchange Commission (the "Commission") and declared effective by the Commission. The Company may require that this Warrant and certificates representing shares of Common Stock issued upon exercise hereof be stamped or imprinted with an appropriate legend reflecting the foregoing restrictions. For the purposes of this section 7, the term "Securities" shall include this Warrant and the shares of Common Stock issued or issuable upon the exercise hereof.

          (b) The restrictions imposed by this section 7 on the transfer of the Securities shall terminate as to any portion of the Securities when:

               (i) Such portion of the Securities shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration or exemption; or

               (ii) Written opinions to the effect that such a registration is no longer required or necessary under any Federal or State law or regulation of governmental authority shall have been received from legal counsel for the Company and counsel for the holder of such portion of the Securities; or, if a favorable opinion is obtained from holder's counsel, and counsel for the Company declines to render such an opinion, upon the holder's undertaking to indemnify the Company, on terms satisfactory to the Company, against all liability or loss the Company may sustain in connection with such transfer; or

          Whenever the restrictions imposed by this section 7 shall terminate, as provided above, any holder of the Securities as to which such restrictions shall have terminated shall be entitled to receive promptly from the Company, without expense to him, a new certificate, not bearing the restrictive legend referred to in clause (a) hereof.

     8. The Company will use its best efforts to cause the shares of Common Stock issuable upon exercise of the Warrants (the "Registerable Securities") to be registered with the Securities and Exchange Commission, at the Company's expense, under the Securities Act of 1933 (the "1933 Act") prior to September 30, 2000. In the event that the Registration Statement to be filed with the Commission as set forth in this section 8 has not been declared effective by the Commission by September 30, 2000, the purchase price of the Warrants shall be reduced as follows: the Initial Purchase Price shall be reduced by 2% for every 30 days following September 30,2000, until the Registration Statement is declared effective. The Company will use its best efforts to keep such Registration Statement effective until the earlier of November 11, 2003 or until all of the Registerable Securities have been sold pursuant to such Registration Statement. In connection with such registration:

          (a) The Company will pay all costs and expenses incurred in connection with the registration of the Registerable Securities, including all registration filing fees, printing fees, fees and disbursements of counsel and accountants of the Company and one set of counsel for the Investors. Transfer taxes, brokerage commissions and underwriters' discounts attributable to the Registerable Securities shall be for the account of the Investors;

          (b) The Company will furnish at its expense to the Investors such number of copies of the preliminary, final, supplemental or amended prospectus in conformity with the requirements of the 1933 Act and rules and regulations thereunder, as may be reasonably required in order to facilitate the disposition of the Registerable Securities;

          (c) Unless preempted by Federal law, the Company will register or qualify the Registerable Securities under any applicable state securities or blue sky laws in such jurisdictions as the Investors shall reasonably request;

          (d) The Company will cause the Registerable Securities to be listed on the NASDAQ Small Cap Market (or principal exchange if applicable) on which the Common Stock is then listed; and

          (e) The Company shall indemnify and hold harmless, to the full extent permitted by law, each Investor, its officers and directors and each person who controls such Investor within the meaning of the 1933 Act and any investment adviser against all losses, claims, damages, liabilities and expenses caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information with respect to the Investor furnished in writing to the Company by such Investor expressly for use therein. The Company will indemnify the underwriters, if any, of the Registerable Securities, their officers and directors and each person who controls any such underwriter to the same extent. The Company will reimburse each indemnified party for all legal expenses incurred in connection with investigating or defending any such claims. Each Investor severally, but not jointly, shall indemnify and hold harmless the Company against all losses, claims, damages, liabilities, and expenses caused by any untrue or alleged untrue statement or a material fact in any registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; except that such indemnification shall be available in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information and in conformity with written information furnished to the Company by Investor specifically for use in the preparation thereof. If the indemnification provided for herein is unavailable or insufficient to hold harmless an indemnified party, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, or liabilities referred to above (a) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Investors on the other; or (b) if the allocation provided by clause (a) above is not permitted by applicable law, in such proportion as is appropriate to reflect the relative benefits referred to in clause (a) above but also the relative fault of the Company on the one hand and the Investors on the other in connection with the statements or omissions which resulted in such losses, claims, damages, or liabilities, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Company or the Investor and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such untrue statement or omission. For purposes of this subsection, the term "damages" shall include any counsel fees or other expenses reasonably incurred by the Company or the Investors in connection with investigating or defending any action or claim which is the subject of the contribution provisions of this section.

          Each party entitled to contribution agrees that upon the service of a summons or other initial legal process upon it in any action instituted against it in respect of which contribution may be sought, it shall promptly give written notice of such service to the party or parties from whom contribution may be sought, but the omission so to notify such party or parties of any such service shall not relieve the party from whom contribution may be sought from any obligation it may have hereunder or otherwise.

     9. This Warrant is exchangeable, upon the surrender hereof by the Holder at the principal office of the Company, for new warrants of like tenor and date representing in the aggregate the right to purchase the number of shares purchasable hereunder, each of such new Warrants to represent the right to purchase such number of shares as shall be designated by said Holder at the time of such surrender. Subject to section 7 hereof, this Warrant and all rights hereunder are transferable in whole or in part by the Holder, in person or by duly authorized attorney, upon surrender of this Warrant duly endorsed, at the principal office of the Company.

     10. Upon the receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of this Warrant, if mutilated, the Company will make and deliver a new Warrant of like tenor, in lieu of this Warrant.

     11. All notices, requests, consents and other communications hereunder shall be in writing and shall be deemed to have been made when delivered or mailed first-class postage prepaid or delivered to a telegraph office for transmission:

          (a) If to the Holder at such address as may have been furnished by such holder to the Company in writing; and

          (b) If to the Company at such address as may have been furnished by the Company to the Holder of this Warrant in writing.

     12. This Warrant shall be binding upon any successors or assigns of the Company.

     13. This Warrant shall be construed in accordance with and governed by the laws of the State of Colorado.

     IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed and delivered as of the date set forth below by one of its officers thereunto duly authorized.


Dated:  December 17, 1999.

                                       RENAISSANCE ENTERTAINMENT CORPORATION



                                       By /s/ Charles S. Leavell
                                          -----------------------------
                                       Its Chief Executive Officer

                         ------------------------------

                                SUBSCRIPTION FORM

                   To be signed only upon exercise of Warrant


     The undersigned the holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________ of the shares of Common Stock of RENAISSANCE ENTERTAINMENT CORPORATION to which such Warrant relates and herewith makes payment of $__________, therefor in cash or by certified check and requests that the certificates for such shares be issued in the name of, and be delivered to, ______________________________, the address for which is set forth below the signature of the undersigned.


Dated:  ____________________


                                       -----------------------------------
                                       (Signature)

                                       -----------------------------------

                                       -----------------------------------
                                       (Address)


                   To be signed only upon transfer of Warrant

     FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto _______________ ______________________________ the right to purchase shares of Common Stock of RENAISSANCE ENTERTAINMENT CORPORATION to which the within Warrant relates and appoints ______________________________, attorney, to transfer said right on the books of RENAISSANCE ENTERTAINMENT CORPORATION with full power of substitution in the premises.


Dated:  ____________________


                                       -----------------------------------
                                       (Signature)

                                       -----------------------------------

                                       -----------------------------------
                                       (Address)